                                 EXHIBIT 10(i)

                               MAF Bancorp, Inc.



                                  STOCK OPTION

                               GAIN DEFERRAL PLAN

                                   * * * * *


                                 PLAN DOCUMENT





                                                                   June 22, 1999

                               MAF BANCORP, INC.
                        STOCK OPTION GAIN DEFERRAL PLAN


                               Table of Contents
                               -----------------

                                                                          Page
                                                                          ----
ARTICLE I
GENERAL......................................................................1
      1.1  Effective Date....................................................1
      1.2  Purpose...........................................................1
      1.3  Intent............................................................1

ARTICLE II
DEFINITIONS AND USAGE........................................................2
      2.1  Definitions.......................................................2
      2.2  Usage.............................................................3

ARTICLE III
ELIGIBILITY AND PARTICIPATION................................................3
      3.1  Eligibility.......................................................3
      3.2  Participation.....................................................3
      3.3  Deferral Election Procedure.......................................4
      3.4  Stock-for-Stock Payment Method....................................4

ARTICLE IV
PARTICIPANT ACCOUNTS.........................................................4
      4.1  Accounts..........................................................4
      4.2  Participant Deferrals.............................................4
      4.3  Investment Procedure..............................................5
      4.4  Valuation of Accounts.............................................5

ARTICLE V
PAYMENT OF BENEFITS..........................................................5
      5.1  Entitlement to Benefit Payments...................................5
      5.2  Commencement of Benefit Payments..................................5
      5.3  Hardship Withdrawals..............................................6
      5.4  Tax Withholding...................................................6

ARTICLE VI
PAYMENT OF BENEFIT ON OR AFTER DEATH.........................................6
      6.1  Commencement of Payments After Death..............................6
      6.2  Designation of Beneficiary........................................6

ARTICLE VII
ADMINISTRATION................................................................6
      7.1  General............................................................6
      7.2  Administrative Rules...............................................7
      7.3  Duties.............................................................7
      7.4  Fees...............................................................7

ARTICLE VIII
CLAIMS PROCEDURE..............................................................7
      8.1  General............................................................7
      8.2  Denials............................................................7
      8.3  Notice.............................................................8
      8.4  Appeals Procedure..................................................8
      8.5  Review.............................................................8

ARTICLE IX
MISCELLANEOUS PROVISIONS......................................................8
      9.1  Amendment..........................................................8
      9.2  Termination........................................................8
      9.3  No Assignment......................................................8
      9.4  Incapacity.........................................................9
      9.5  Successors and Assigns.............................................9
      9.6  Governing Law......................................................9
      9.7  No Guarantee of Employment.........................................9
      9.8  Severability.......................................................9
      9.9  Notification of Addresses..........................................9

ARTICLE X
ADOPTING EMPLOYERS............................................................9
     10.1  Adoption of Plan...................................................9
     10.2  Administration....................................................10
     10.3  Company as Agent..................................................10
     10.4  Termination.......................................................10

ARTICLE XI
TRUST........................................................................10
     11.1  Trust.............................................................10
     11.2  Contributions and Expense.........................................10
     11.3  Trustee Duties....................................................10
     11.4  Reversion to the Company..........................................11

                               MAF BANCORP, INC.
                        STOCK OPTION GAIN DEFERRAL PLAN

     WHEREAS, MAF Bancorp, Inc. ("the Company") has previously adopted Stock Plans for the benefit of its Employees; and

     WHEREAS, the Company recognizes the unique qualifications of key employees and directors and the valuable services that they have provided; and

     WHEREAS, the Company desires to increase Company stock ownership by facilitating the deferral of gains resulting from the exercise of Company nonqualified stock Options;

     NOW, THEREFORE, the Company hereby establishes the MAF Bancorp, Inc. Stock Option Gain Deferral Plan (the "Plan") as hereinafter provided:

                                   ARTICLE I
                                    GENERAL

     1.1 Effective Date. The provisions of the Plan shall be effective as of June 22, 1999, (the "Effective Date"). The rights, if any, of any person whose status as an Employee of the Company and its subsidiaries and affiliates, if any, has terminated shall be determined pursuant to the Plan as in effect on the date such Employee terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

     1.2 Purpose. The purpose of the Plan is to enable a Participant to maintain Company stock ownership from the exercise of Company nonqualified stock Options by facilitating the deferral of gains resulting from such exercise.

     1.3 Intent. The Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Company or an Employer solely to provide for the deferral of compensation by directors and a select group of management or highly compensated employees as such group is described under section 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in section 401(a) of the Code, or section 3(2)(A) of ERISA. The obligation of the Company and an Employer to make payments under this Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Company or an Employer that may be set aside for the payment of benefits under the Plan shall in the event of the Company's or Employer's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors and the Employer's general creditors, respectively, until such benefits are distributed in accordance with Article V herein.

                                   ARTICLE II
                             DEFINITIONS AND USAGE

     2.1 Definitions. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

          .    "Account" means the account established on behalf of the
Participant as described in Section 4.1.

          .    "Administrator" means the person or persons described in Article
VII.

          .    "Board" means the Board of Directors of the Company.

          .    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          .    "Committee" means the Administrative/Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer the 1990 Plan.

          .    "Company" means MAF Bancorp, Inc. and any successor thereto.

          .    "Effective Date" means June 22, 1999.

          .    "Employee" means an executive officer or director of the Company or an Employer.

          .    "Employer" means the Company and any subsidiary or affiliate of the Company that adopts the Plan for the benefit of its key Employees with the approval of the Company and in accordance with Article X.

          .    "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time.

          .    "Fair Market Value" means "Fair Market Value" as defined in the
1990 Plan.

          .    "Option" means the right to purchase Stock at a stated price for a specified period of time granted by the Company to an Employee under the Stock Plan. Such right to purchase Stock shall only be considered an Option for purposes of the Plan if it is a "Nonstatutory (Nonqualified) Stock Option," or "NSO," as provided for under the Stock Plan.

          .    "Overall Tax Rate" means 42.6%, the sum of the current highest federal and state of Illinois income tax rates applicable to individuals.

          .    "Participant" means an eligible Employee who is participating in the Plan in accordance with Section 3.1.

          .    "Plan" means the MAF Bancorp, Inc. Stock Option Gain Deferral
Plan.

          .    "Plan Year" means the calendar year.  Notwithstanding the
foregoing, the initial Plan Year shall be the period beginning on the Effective Date and ending December 31, 1999.

          .    "Profit Shares" means, with respect to any exercise of an Option, the number of shares of Stock equal in value to the excess of (i) the Fair Market Value of the shares of Stock purchased on Option exercise over (ii) the exercise price of the shares of Stock purchased, divided by the Fair Market Value of one share of Stock. For purposes of this definition, Fair Market Value shall be determined as of the date prior to Option exercise.

          .    "Stock" means the common stock, $0.01 par value per share, of the
Company.

          .    "Stock Plan" means the MAF Bancorp, Inc. 1990 Incentive Stock
Option Plan, as amended (the "1990 Plan"), the MAF Bancorp, Inc. 1993 Amended and Restated Premium Price Option Plan, as amended and any other similar or successor plan established by the Company and under which Employees have been granted nonqualified stock options.

          .    "Valuation Date" means the last business day of each Plan Year and such other dates as determined from time to time by the Administrator.

     2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. The Committee shall designate from time to time those Employees who shall participate in the Plan; provided, however, that such Employees are members of a select group of management or highly compensated Employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the Department of Labor.

     3.2 Participation. An Employee shall commence participation in the Plan as of the date designated by the Committee. The participation of any Participant may be suspended or terminated by the Committee at any time, but no such suspension or termination shall operate to reduce the balance of the Account of the Participant as of the Valuation Date that precedes or coincides with the date of such suspension or termination without such Participant's consent. An Employee shall cease to be a Participant when he terminates employment with the Company and all Employers and the balance in his Account is distributed to him or on his behalf. In no event shall the balance in the Account be paid in a form other than Stock.

     3.3  Deferral Election Procedure.

          (a) Each Participant may execute one or more deferral election forms as set out in the form established by the Committee (a "Deferral Election Form"). Each Deferral Election Form shall be treated in accordance with Section
4.2. In order to be effective with respect to the exercise of any Option, a Deferral Election Form must be executed by the Participant: (i) in a calendar year preceding the exercise of such Options; and (ii) at least six (6) months prior to the exercise of such Options; provided, however, that a Deferral Election Form executed by a Participant during the first thirty (30) days following the later of the Effective Date of the Plan or the participation commencement date designated by the Committee pursuant to Section 3.2 for such Participant, shall be effective with respect to the exercise of Options after the date of such Deferral Election Form without regard to clauses (i) and (ii).

          (b) A Deferral Election Form shall be effective no earlier than the date on which it is delivered to the Administrator and shall continue in effect for all succeeding Plan Years unless otherwise superseded by a subsequent Deferral Election Form (or Deferral Revocation Form).

     3.4 Stock-for-Stock Payment Method. If a Participant has executed a Deferral Election Form, and such Deferral Election Form is effective under the terms of the Plan with respect to the Option being exercised, then the Option price shall be payable to the Company in full solely by tendering shares of Stock, which have been held for at least six (6) months prior to the date of the exercise of the Option, having an aggregate Fair Market Value at the time of exercise equal to the total Option price (including, for this purpose, Stock deemed tendered by affirmation of ownership). As soon as practicable after receipt of the tendered Stock or the affirmation of ownership of Stock, the Company shall deliver to the Trustee, as named pursuant to Article XI of the Plan, a certificate or certificates representing the Profit Shares generated with respect to the exercise of any such Option.

                                   ARTICLE IV
                              PARTICIPANT ACCOUNTS

     4.1 Accounts. The Administrator shall establish and maintain, pursuant to the terms of the Plan, one or more Accounts for each Participant ("Participant's Account") consisting of amounts credited to such Account pursuant to Section 4.2 below. All amounts which are credited to a Participant's Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Company subject to the claims of the Company's general creditors. A Participant shall not have any interest or right in or to such Account at any time.

     4.2 Participant Deferrals. The Administrator shall credit to a Participant's Account for a Plan Year the amount of Profit Shares resulting from the exercise of an Option or Options for which a valid Deferral Election Form is in effect. In order for a Deferral Election Form to be valid with respect to the exercise of an Option: (a) the Deferral Election Form must have been timely executed in accordance with Section 3.3; (b) the exercise complies with all of the applicable terms of the Option and of the Stock Plan; and (c) the Option price is satisfied by a tender of Stock (or deemed tender by affirmation of ownership) as described in Section 3.4.

     4.3 Investment Procedure. A Participant's Account shall be invested in or deemed invested in Stock of the Company. Any dividends paid or deemed paid on Stock shall be reinvested in or deemed to be reinvested in Stock. In the event of a change in the Stock of the type that results in an adjustment to the Stock pursuant to adjustment provisions set forth in the Stock Plan, then the Participant's Account shall be adjusted in such manner or in such manner as the Committee shall otherwise determine to prevent a dilution or enlargement of rights consistent with the purposes of this Plan.

     4.4 Valuation of Accounts. The value of a Participant's Account shall be determined from time to time by the Administrator in the following manner:

          (a) Each Participant's Account shall be valued as of the Valuation Date of each Plan Year or more frequently as determined in the sole discretion of the Administrator, and shall again be valued as of the date that a Participant receives a payment under the Plan, in accordance with the procedures established by the Administrator.

          (b) A Participant's Account shall be reduced by the amount of any benefits distributed to or on behalf of the Participant pursuant to Article V.

          (c) All allocations to and deductions from a Participant's Account under this Section 4.4 shall be deemed to have been made on the applicable Valuation Date in the order of priority set forth in this Section 4.4, even though actually determined at a later date.

                                   ARTICLE V
                              PAYMENT OF BENEFITS

     5.1 Entitlement to Benefit Payments. Upon the first to occur of a distribution date set forth in the Participant's election (as shown on the Election of Timing and Form of Benefit Distribution Statement), the Participant shall be entitled to his Account balance payable by the Company or by his Employer in the form set forth in Section 5.2. In no event shall the balance in the Account be paid in a form other than Stock.

     5.2 Commencement of Benefit Payments. The Participant's Account balance shall be paid to him in five annual installments commencing on a date which is within ninety (90) days following the distribution date; provided, however, that if a Participant has requested that his Account balance be paid in a lump sum or up to fifteen (15) annual installments, in accordance with such prior written notice requirements as the Committee may adopt in its sole discretion, then his Account balance shall be paid in such other manner and time. A Participant may request to change the form and commencement date for the payment of benefits, which the Committee, in its sole discretion, may honor. Notwithstanding the foregoing, the Committee, in its sole discretion, shall establish the commencement date for the payment of benefits, the deductibility of which may be limited by Code Section 162(m), as the earliest practicable date upon which such limitations would not apply. Notwithstanding the foregoing, the Participant may elect to further defer his right to a benefit payment to a date after the date upon which he would otherwise be entitled to its receipt which election shall be subject to such prior written notice requirements as the Committee may prescribe. All Gain Deferral Plan account balances due to be distributed with a value of $5,000 or less will be distributed in a lump sum. Distributions with a value in excess of $5,000 will be distributed in accordance with the Participant's election. The first distribution will be within ninety (90) days following the distribution date.

     5.3 Hardship Withdrawals. In the event of a Participant's immediate and unforeseeable financial hardship, the Committee may, in its sole discretion, pay out all or part of such Participant's Account Balance to the extent necessary to relieve such hardship.

     5.4 Tax Withholding. The Company may withhold, or cause to be withheld, at the election of the Participant (or Participant's beneficiary) made at the time of distribution, Stock to be issued or delivered under the Plan having a value equal to the amount of tax required by any governmental authority to be withheld to cover any applicable withholding and employment taxes. Alternatively, a Participant may pay to the Company the amount of cash required to be withheld in lieu of any withholding from the distribution under the Plan.

                                   ARTICLE VI
                      PAYMENT OF BENEFIT ON OR AFTER DEATH

     6.1 Commencement of Payments After Death. If a Participant dies before receiving his entire Account Balance, the remainder of the Account otherwise payable with respect to the Participant shall be paid to the Participant's beneficiary or beneficiaries in either a single lump-sum or installments, whichever is elected by the Participant, within ninety (90) days following the date on which the Administrator is notified of the Participant's death. In no event shall the balance in the Account be paid in a form other than Stock.

     6.2 Designation of Beneficiary. A Participant may, by executing a Beneficiary Designation Form (see Appendix A) during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive his Account balance which may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

          (a) to the Participant's surviving spouse; or if none,

          (b) to the Participant's children, per stirpes; or if none,

          (c) to the Participant's estate.

                                  ARTICLE VII
                                 ADMINISTRATION

     7.1 General. The Administrator shall be the Committee, or such other person or persons as designated by the Board or the Committee. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for the administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of
Section 402(c)(2) of ERISA.

     7.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

     7.3 Duties. The Administrator shall have the following rights, powers and duties:

          (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

          (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of Employees, Participants and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

          (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants.

          (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

          (e) The Administrator (if different from the Committee) shall periodically report to the Committee with respect to the status of the Plan.

     7.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.

                                  ARTICLE VII
                                CLAIMS PROCEDURE

     8.1 General. Any claim for benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") on the form prescribed for such purpose with the Administrator.

     8.2 Denials. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

     8.3 Notice. Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

          (a) the specific reason or reasons for the denial;

          (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

          (d) an explanation of the claim review procedure under the Plan.

     8.4 Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

          (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

          (b) review pertinent documents; and

          (c) submit issues and comments in writing.

     8.5 Review. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     9.1 Amendment. The Company reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board or the Committee.
No amendment shall, without the Participant's consent, affect the amount of the Participant's Account balance at the time the amendment becomes effective or the right of the Participant to receive a distribution of his Account balance.

     9.2 Termination. The Company reserves the right to terminate the Plan at any time. No termination shall, without the Participant's consent, affect the amount of the Participant's Account balance prior to the termination or the right of the Participant to receive a distribution of his Account balance.

     9.3 No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

     9.4 Incapacity. If any person to whom a benefit is payable under the Plan is an infant or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Administrator may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Company, each Employer, the Committee and the Administrator.

     9.5 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of the Company, each Employer, its respective successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

     9.6 Governing Law. The Plan shall be subject to and construed in accordance with the laws of Illinois to the extent not pre-empted by the provisions of ERISA.

     9.7 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of any Employer or any equity or other interest in the assets, business or affairs of any Employer. No Participant hereunder shall have a security interest in the assets of any Employer used to make contributions or pay benefits.

     9.8 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     9.9 Notification of Addresses. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Company's or Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Company or an Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

                                   ARTICLE X
                               ADOPTING EMPLOYERS

     10.1 Adoption of Plan. The Plan may be adopted by any subsidiary or affiliate of the Company for the benefit of any Employee designated by the Committee to participate herein. Such adoption shall be by resolution of the adopting Employer's governing body, a copy of which shall be filed with the Company.

     10.2  Administration.  As a condition to participating in the Plan, each
           ---------------
adopting Employer shall be deemed to have authorized the Committee and the Administrator (if different from the Committee) to act for it in all matters arising under or with respect to the Plan and shall comply with such other terms and conditions as may be imposed by the Administrator.

     10.3  Company as Agent.  Each adopting Employer hereby irrevocably grants
           -----------------
the Company full and exclusive power to exercise, enforce or waive any right which such Employer might otherwise have under the terms of the Plan, and each adopting Employer irrevocably appoints the Company as its agent for such purpose.

     10.4  Termination.  If authorized by the Company, each adopting Employer
           ------------
may, upon written notice to the Company, cease to participate in the Plan with respect to its Employees by resolution of its governing body.

                                   ARTICLE XI
                                     TRUST

     11.1  Trust.  A Trust has been established under the Plan by the execution
           ------
of a separate trust agreement entitled the MAF Bancorp, Inc. Stock Option Gain Deferral Trust with one or more trustees. The Trust is intended to be maintained as a "grantor trust", under section 677 of the Code, for which the Company is the grantor. The assets of the Trust will be held, invested and disposed of by the trustee, in accordance with the terms of the Trust, for the exclusive purpose of providing Plan benefits for the Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of each Trust shall at all times be subject to the claims of the grantor's general creditors in the event of the grantor's insolvency or bankruptcy.

     11.2  Contributions and Expense.  The Company, in its sole discretion, and
           --------------------------
from time to time, may make contributions to the Trust. All benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Company, shall be paid from the Trust.

     11.3  Trustee Duties.  The powers, duties and responsibilities of the
           ---------------
trustee shall be as set forth in the Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers or duties responsibilities upon the trustee.

     11.4 Reversion to the Company. The Company shall not have any beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to the Company prior to the payment of all Plan benefits to Participants.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer effective as of the 22nd day of June, 1999.


ATTEST/WITNESS:                         MAF BANCORP, INC.


/s/ Carolyn Pihera                      By: /s/ Allen Koranda
-------------------------------            ------------------------------------
            Secretary                      Chairman and Chief Executive Officer

Date: June 22, 1999                     Date: June 22, 1999
      -------------------------               ---------------------------------